                    CONNING CORPORATION



                     POWER OF ATTORNEY
                     -----------------



I, the undersigned, as a director of Conning Corporation hereby constitute Leonard M. Rubenstein and Fred M. Schpero, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Conning Corporation for the fiscal year ended December 31, 1998 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.




Signature
---------





/s/ John A. Fibiger             Director     X
---------------------------



John A. Fibiger
---------------------------
Name (Typed or printed)




Date  2/15/99
     ----------------------

                    CONNING CORPORATION



                     POWER OF ATTORNEY
                     -----------------



I, the undersigned, as a director of Conning Corporation hereby constitute Leonard M. Rubenstein and Fred M. Schpero, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Conning Corporation for the fiscal year ended December 31, 1998 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.




Signature
---------




/s/ John C. Shaw                Director     X
---------------------------




John C. Shaw
---------------------------
Name (Typed or printed)




Date  2/20/99
    -----------------------

                    CONNING CORPORATION



                     POWER OF ATTORNEY
                     -----------------



I, the undersigned, as a director of Conning Corporation hereby constitute Leonard M. Rubenstein and Fred M. Schpero, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Conning Corporation for the fiscal year ended December 31, 1998 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.




Signature
---------




/s/ Arthur C. Reeds, III        Director     X
---------------------------




Arthur C. Reeds, III
---------------------------
Name (Typed or printed)


Date 2/23/99
    -----------------------